EXHIBIT 99.1


                          DIGI LINK TECHNOLOGIES, INC.
                          (A Development Stage Company)
                               FINANCIAL STATEMENT
                               September 30, 2000






                           GERALD BRIGNOLA, CPA., P.A.
                           CERTIFIED PUBLIC ACCOUNTANT
                           A Professional Corporation
              One University Plaza, Suite 505, Hackensack, NJ 07601
                         201-343-8130 - Fax 201-343-9224



Stockholders and Board of Directors
Digi Link Technologies, Inc.
75 Lincoln Highway, Route 27 - 2nd Floor
Iselin, New Jersey 08130

Gentlemen and Madams:

     We have audited the accompanying balance sheet of Digi Link Technologies, Inc. a majority owned subsidiary of Greenleaf Technologies Corp., (A Development Stage Company) as of September 30, 2000 and the related statement of operations and accumulated deficit cash flows and statement of stockholder's equity (deficiency) for the initial year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion the financial statements referred to above present fairly, in all material respects, the financial position as of September 30, 2000 and the results of its operations and its cash flows for the initial year then ended in conformity with generally accepted accounting principles.




GERALD BRIGNOLA, CPA, PA
Hackensack, New Jersey
January 10, 2001

                          DIGI LINK TECHNOLOGIES, INC.
                          (A Development Stage Company)
                                  BALANCE SHEET
                               September 30, 2000


                                     ASSETS

CURRENT ASSETS
  Cash and equivalents                      $   122,227

    Total Current Assets                                            $  122,227

PROPERTY & EQUIPMENT
  License hardware                               24,000
  Office equipment                               15,582
    Less: accumulated depreciation                 (632)
                                            ------------
                                                                        38,950
OTHER ASSETS
  Investment in SMR licenses                  2,120,375
  Deposits on SMR licenses                    1,011,200
                                            ------------
                                                                     3,131,575
                                                                    ----------
    TOTAL ASSETS                                                    $3,292,752
                                                                    ==========

                      LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
  Accounts payable                          $     3,750
  Due to related parties                        270,874
  Due to parent                                  14,000
  Accrued expenses                               21,928
                                            ------------
     TOTAL CURRENT LIABILITIES                                     $  310,552

STOCKHOLDERS'EQUITY
  Common stock ($.001 par value                  95,250
  500,000,000 shares authorized and
  95,250,000 shares issued and
  outstanding)
  Paid in capital                             3,227,428
  Accumulated (deficit)                        (340,478)
                                            ------------
     TOTAL STOCKHOLDER'S EQUITY                                     2,982,200
                                                                   ----------
     TOTAL LIABILITIES & STOCKHOLDER'S EQUITY                      $3,292,752
                                                                   ==========


                See accompanying footnotes to financial statement

                          DIGI LINK TECHNOLOGIES, INC.
                          (A Development Stage Company)
                 STATEMENT OF OPERATIONS & ACCUMULATED (DEFICIT)
                      Initial Year Ended September 30, 2000



REVENUE                                                            $        0

OPERATING & ADMINISTRATIVE EXPENSES
  Administrative                                                      327,096
                                                                   -----------
OTHER INCOME & EXPENSES
  Interest expense                                                     13,382
                                                                   -----------
NET LOSS                                                             (340,478)

Deficit accumulated during development
  stage - beginning                                                         0
                                                                   -----------
Deficit accumulated during development
  stage - ending                                                   $ (340,478)
                                                                   ===========

Earnings per share - basic                                              (.004)
                                                                   ===========




                See accompanying footnotes to financial statement

                          DIGI LINK TECHNOLOGIES, INC.
                          (A Development Stage Company)
                             STATEMENT OF CASH FLOWS
                      Initial Year Ended September 30, 2000

CASH FLOWS FROM OPERATING ACTIVITIES
  Net Loss                                  $  (340,478)

Adjustments to reconcile net income
to net cash provided by operating
activities

Increase/(decrease) in cash:
  Depreciation                                      632
  Accounts payable                                3,750
  Accrued expenses                               21,928
                                            ------------
Net cash provided by operating
Activities                                                           (314,168)

CASH FLOWS FROM INVESTING ACTIVITIES

  Purchase of fixed assets                      (39,582)
  Investment in SMR licenses                 (2,120,375)
  Deposits on SMR licenses                   (1,011,200)
                                            ------------
Net cash used by investing activities                              (3,171,157)

CASH FLOWS FROM FINANCING ACTIVITIES

  Due to related parties                        250,874
  Due to parent                                  14,000
  Lease payable                                  20,000
  Issuance of stock(non-cash)                 3,322,678
                                            ------------
Net cash provided by financing
 activities                                                         3,607,552
                                                                  ------------
Net increase in cash and cash
 equivalents                                                          122,227

  Cash - beginning of year                                                  0
                                                                  ------------
  Cash - end of year                                              $   122,227
                                                                  ============

Supplemental disclosures of cash flows information:
 Cash paid during the year for:
  Interest expense                                                $    13,382

               See accompanying footnotes to financial statements

                          DIGI LINK TECHNOLOGIES, INC.
                          (A Development Stage Company}
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                      Initial Year Ended September 30, 2000

                           Common Stock       Capital in   Retained     Total
                         Shares     Amount    excess of    earnings     Stockholders'
                                              Par value    (deficit)    Equity(deficit)
                       --------------------   ----------   ----------   ---------------

Stock issued
for services           13,100,000   $13,100   $  104,003   $       0    $    117,103

Stock issued to
parent company for
rights to purchase
SMR licenses,
purchase of SMR
and future license
purchases              81,900,000    81,900    3,073,675                   3,155,575

Stock issued to
investor                  250,000       250       49,750                      50,000

Net loss for year                                           (340,478)       (340,478)

                      ---------------------   ----------   ----------   ---------------
Balance-September
        30,2000        95,250,000   $95,250   $3,227,428   $(340,478)   $  2,982,200
                      ===========  ========   ==========   ==========   ===============









                See accompanying footnotes to financial statement

                          DIGI LINK TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          Notes To Financial Statements
                               September 30, 2000


NOTE 1 -  NATURE OF OPERATIONS

          Digi Link Technologies, Inc, (Digi Link) a non-public company, is a subsidiary of Greenleaf Technologies Corporation (GTC). Digi Link was formed on September 22, 2000 by the merger of Future Com of South Florida, Inc. and Digi Link Technologies, Inc. (formerly Dotcom.com,Inc.) both subsidiaries of GTC.

          Digi Link is engaged, on a limited basis, in the acquisition, development, operation and management of 220 MHz Specialized Mobile Radio (SMR) wireless communication services and a satellite earth station license.

          Digi Link is considered to be in the development stage as defined in Statement of Financial Accounting Standards No. 7. There has been no income producing operations since inception.


NOTE 2 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          This summary of significant accounting policies of Digi Link Technologies, Inc. is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of Digi Link's management, who is responsible for the integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

          Use of Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and reported revenue and expenses during the reporting period. Actual results could differ from those estimates.

                          DIGI LINK TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements
                               September 30, 2000


          Depreciation

          Digi Link's equipment is depreciated using primarily the straight-line method.

          Amortization

          The purchase of 2 SMR licenses will be amortized over 15 years using the straight-line method. No amortization was charged during the year ended September 30, 2000 because the licenses were not in service.

          Cash And Cash Equivalents

          Cash and cash equivalents consist of two checking accounts in two commercial banks. Cash in these checking accounts, at times, exceeds $100,000. The cash accounts are secured by the Federal Deposit Insurance Corporation (FDIC) up to $100,000.

          Deferred Income Taxes

          Income taxes are provided for the tax effects on transactions reported in financial statements and consist of taxes currently due plus deferred taxes related primarily to the difference between basis of certain assets and liabilities, depreciation of property and equipment, and charitable contributions, for financial reporting and income tax reporting. The deferred taxes represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. Deferred taxes also are recognized for operating losses that are available to offset future federal income taxes.

          For income tax reporting, Digi Link uses accounting methods that recognize depreciation sooner than for financial statement reporting. As a result, the basis of property and equipment for financial reporting exceeds its tax basis by the cumulative amount that accelerated depreciation exceeds straight-line

                          DIGI LINK TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements
                               September 30, 2000


          depreciation. Deferred income taxes have been recorded for the excess, which will be taxable in future periods through reduced depreciation deductions for tax purposes.


NOTE 3 -  EQUIPMENT

          Equipment is carried at historical cost. Expenditures for maintenance and repairs are charged against operations. Renewals and betterments that materially extend the life of assets are capitalized. Depreciation of equipment is calculated by the straight-line method for financial reporting purposes at rates based on the following estimated useful lives:

                                    Years
                                    -----
          Office Equipment            5
          SMR Licenses'Equipment      5 (not in service as of September 30,2000)

          The modified accelerated cost recovery system is used for federal income tax purposes.

          Equipment is summarized by major classifications as follows:

                                          September 30, 2000
                                          ------------------
          Office Equipment                       $15,582
          SMR Licenses' Equipment                 24,000
                                                 -------
                                                 $39,582

          Less Accumulated Depreciation              632
                                                 -------
                                                 $38,950
                                                 =======

NOTE 4 -  BASIS OF PRESENTATION

          The accompanying financial statements have been prepared on the going concern basis, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. As shown in the

                          DIGI LINK TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements
                               September 30, 2000

NOTE 4 -  BASIS OF PRESENTATION (continued)

          financial statements, Digi Link as a going concern is dependent on its ability to generate sufficient cash flows to meet its obligations and sustain its operations.

NOTE 5 -  INCOME TAXES

          Subsidiary Files Consolidated Federal and State Income Tax Returns With Parent

          The company will file a consolidated federal and state income tax return with its parent company, Greenleaf Technologies Corporation, for the year ended September 30, 2000. In accordance with the inter-corporate tax allocation policy the company pays to or receives from the parent company, amounts equivalent to federal income tax charges or credits based on separate company taxable income or loss using the statutory rates.

          Operating Loss

          Digi Link, as of September 30, 2000 has loss carryforwards totaling $340,478 that may be offset against future taxable income.

          Components - Current and Deferred

          The provision for income taxes consists of the following components:

                                          September 30, 2000
                                          ------------------
                  Current Taxes                 $       0
                  Deferred                       (115,763)
                                                ----------
                                                $(115,763)
                                                ==========

          Based on management's present assessment, Digi Link has not yet determined it to be more likely than not that a net deferred long term tax asset of $115,763 attributable to the future utilization of $340,478 of net operating loss carryforwards as of September 30, 2000, will be realized. Accordingly, Digi Link has

                          DIGI LINK TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements
                               September 30, 2000

NOTE 5 -  INCOME TAXES (continued)

          provided 100% allowance against the net deferred tax asset in the financial statements as of September 30, 2000. Digi Link will continue to review this valuation allowance and make adjustments as appropriate. Net operating loss carryforwards for the $115,763 net deferred tax benefit will expire the year ended September 30, 2015.

NOTE 6 -  SPECIALIZED MOBILE RADIO (SMR) LICENSES

          The company is now currently engaged in the acquisition, development, operation and management of two 220 MHz Specialized Mobile Radio (SMR) Wireless Licenses and a Communication Satellite Earth Station License.

          On November 4, 1999, GTC issued 4,000,000 shares of common stock valued at $1,660,000 to acquire all of the outstanding common stock of Future Com of South Florida, Inc. as well as the rights to purchase 4 SMR 220 MHz licenses and a communication satellite license. This transaction has been capitalized to the cost of the SMR licenses and satellite as well as deposits on SMR licenses.

          The SMR licenses were purchased with 960,875 shares of common stock and 2,075,000 options for a total value of $1,148,375 plus their proportionate share of the rights valued at $996,000 less $24,000 for equipment for a total value of $2,120,375.

          The per share rate used to determine the cost was the quoted market value on the date the application for assignment of the licenses was filed with the Federal Communication Commission.

          Financial Accounting Standards No. 123 encourages that use of a fair value method of accounting for stock based awards under which the fair market value of stock options is determined on the date of grant and capitalized accordingly.

                          DIGI LINK TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements
                               September 30, 2000

NOTE 6 -  SPECIALIZED MOBILE RADIO (SMR) LICENSES (continued)

          GTC received 81,900,000 shares of Digi Link Technologies, Inc. (formerly Future Com of South Florida, Inc.) common stock in exchange for the rights, purchases, and future purchases of SMR and Satellite licenses.

NOTE 7 -  DEPOSITS ON SMR LICENSES

          The company has deposits of $1,011,200 on 2 additional SMR 220 MHz licenses. The purchase price of shares of common stock and options issued for these licenses were valued using the same method as indicated in Note #6.

NOTE 8 -  LEASING AGREEMENT

          Digi Link's  principal  executive  offices are located in Iselin,  New
          Jersey.  Such  facilities  are  subject  to  a  month-to-month   lease
          arrangement at $1,600 per month beginning October 1, 2000.

NOTE 9 -  RELATED PARTIES

     1. A verbal agreement to provide Digi Link with consulting and management services have been entered into with Peter J. Jegou, Chief Executive Officer, for an unspecified period of time beginning May 1, 2000. Mr. Jegou was paid $10,000 upon execution of the consulting agreement and $10,000 per month there after. On October 1, 2000, Mr. Jegou will begin receiving $16,500 per month. Either party may terminate the agreement upon a 30-day written notice. A written agreement for Mr. Jegou to provide consulting and management services will be entered into in the near future.

     2. Digi Link conducted its Fort Lauderdale, Florida operations from facilities that were leased under a one

                          DIGI LINK TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements
                               September 30, 2000

          year, 60-day cancellable operating lease from Uni-Call Communications, Inc. The lease was terminated effective February 24, 2000. The monthly minimum rental obligation amount to be paid to Uni-Call Communications, Inc. was $10,000. Digi Link made no payments on the lease and recorded the accrual in due to related parties.


     3. William Gale and Warren Blanck, minority shareholders, have provided consulting services to Digi Link. Mr. Gale and Mr. Blanck have received no payments for their services. Digi Link has recorded the expenses in due to related parties. The balances to Mr. Gale and Mr. Blanck at September 30, 2000 are $16,791 and $20,551, respectively.

     ` 4. Communication Concepts, Inc. has provided the funds to meet operating expenses for Digi Link. Digi Link has recorded the expenses in due to related parties. The balance due Communications Concepts, Inc. at September 30, 2000 is $61,077.

     5.   Notes Payable consist of the following:

            Note Payable to Uni-Call Communications,
            Inc., a related party, at a rate of 8%
            per annum, final payment due no later
            than September 2004.  Periodic payments
            shall be made at such time that the
            Board of Directors of Digi Link
            determines it has sufficient funds
            available.                               $ 80,972

            Notes Payable to Communication Concepts,
            Inc., a related party, at a rate of 8%
            per annum, final payment due no later
            than September 2004.  Periodic payments
            shall be made at such time that the
            Board of Directors of Digi Link
            determines it has sufficient funds
            available.                               $ 71,483

                          DIGI LINK TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements
                               September 30, 2000


NOTE 9 -  RELATED PARTIES (continued)

                  Summary - Related Parties
                  -------------------------
                  Due to William Blanck               $ 20,551
                  Due to William Gale                   16,791
                  Due to Communications Concepts,Inc.   61,077
                  Due to Uni-Call Communications,Inc.   20,000
                  Uni-Call Communications, Inc.         80,972
                  Communications Concepts,Inc.          71,483
                                                      --------

              Total Due To Related Parties            $270,874
                                                      ========


NOTE 10 - STOCK OPTION PLAN

          The Board of Directors has approved, subject to shareholder approval, a stock option plan, which will reserve 10,000,000 shares of common stock for issuance upon exercise of stock options. The plan authorizes the Board of Directors to grant both incentive stock options and non-qualified stock options to officers, directors, employees, and outside consultants. During the current fiscal year ended September 30, 2000, no options were granted in accordance with this plan.

NOTE 11 - SUBSEQUENT EVENTS

          Reverse Merger

          On November 13, 2000, the company signed a letter of intent to merge with a non-operating public company. IR Operating Corporation (IROC). Terms of the transaction provide for shareholders of Digi Link to receive 98,512,500 newly issued unregistered shares of IROC in exchange for all the issued and outstanding shares of Digi Link. Pursuant to this transaction, which is commonly called a reverse merger, Digi Link will acquire control of IROC and become a publicly traded company.

                          DIGI LINK TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          Notes To Financial Statements
                               September 30, 2000



NOTE 11 - SUBSEQUENT EVENTS

          Reverse Merger (continued)

      Present shareholders of Digi Link will then own 95% of the issued and outstanding shares of IROC. The company will change its name to Digi Link Technologies Inc.

          Additional SMR Licenses

          In January, 2001 Digi Link has signed definitive agreements to acquire an additional sixty 220 MHz SMR licenses with over 350 channels. The estimated cost of these acquisitions will be funded by the issuance of 10,000,000 shares of common stock at $1.00 per share for a sum total of $10,000,000.